SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2007

Kimco Realty Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	1-10899	13-2744380
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

3333 New Hyde Park Road

New Hyde Park, New York 11042-0020

(Address of Principal Executive Offices)

(516) 869-9000

(Registrant’s telephone number, including area code)

(Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. Below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Definitive Material Agreement

On October 2, 2007, Kimco Realty Corporation (“Kimco”) entered into an underwriting agreement (the “Underwriting Agreement”) and a Terms Agreement (the “Terms Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, RBC Dain Rauscher Inc., Deutsche Bank Securities Inc., Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated (the “Underwriters”), pursuant to which Kimco agreed to sell to the Underwriters 16,000,000 Depositary Shares (the “Depositary Shares”), each representing 1/100 of a Share of 7.75% Class G Cumulative Redeemable Preferred Stock, $1.00 par value per share. Additionally, Kimco granted to the Underwriters a 30-day option to purchase up to an additional 2,400,000 Depositary Shares to cover over-allotments, if any. The Depositary Shares are being offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to Kimco’s shelf registration statement on Form S-3 (File No. 333-133908). Copies of the Underwriting Agreement and the Terms Agreement are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively, and are incorporated by reference herein.

Item 8.01.	Other Events

On October 3, 2007, Kimco Realty Corporation issued the following press release:

KIMCO ANNOUNCES $400 MILLION 7.75% PREFERRED STOCK OFFERING

NEW HYDE PARK, N.Y., October 3, 2007 – Kimco Realty Corporation (NYSE: KIM) today announced the offering of 16,000,000 depositary shares, each representing a 1/100 fractional interest in a share of the company’s 7.75% Class G Cumulative Redeemable Preferred Stock, $1.00 par value per share.  These depositary shares, priced at $25.00, entitle holders to a 7.75% cumulative dividend, or $1.9375 per annum, are not convertible into common stock and are redeemable at par at the option of the company on and after October 10, 2012. The company granted the underwriters of the offering a 30-day option to purchase up to an additional 2,400,000 depositary shares to cover over-allotments, if any. The preferred stock issuance is rated BBB+/Baa2 by S&P and Moody's, respectively. The net proceeds received from the offering will be used for general corporate purposes, which may include funding property acquisitions, investments in the company’s institutional management programs and other investment activities as suitable opportunities arise.  Pending use for the company’s investment activities, the company will partially repay amounts outstanding under its U.S. revolving credit facility.

Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, and Wachovia Capital Markets, LLC are the joint book-running managers. RBC Dain Rauscher Inc. is the joint lead manager and Deutsche Bank Securities Inc., Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated are the co-managers for the offering.

The offering is expected to be completed October 10, 2007, and is subject to customary closing conditions.

Copies of the preliminary prospectus supplement and the prospectus supplement relating to the offering may be obtained from (i) Citigroup Global Markets Inc. by phone at 1-877-858-5407, (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated by phone at 1-866-500-5408, (iii) UBS Securities LLC by phone at 1-888-722-9555, ext. 1088, or (iv) Wachovia Capital Markets, LLC by phone at 1-866-289-1262.

A registration statement relating to these securities was declared effective by the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Kimco

Kimco Realty Corporation, a real estate investment trust (REIT), owns and operates the nation's largest portfolio of neighborhood and community shopping centers.  As of June 30, 2007, the company owned interests in approximately 1,519 properties comprising 180 million square feet of leaseable space across 45 states, Puerto Rico, Canada, Mexico and Chile. Publicly traded on the NYSE under the symbol KIM and included in the S&P 500 Index, the company has specialized in shopping center acquisitions, development and management for more than 45 years. For further information, visit the company's web site at www.kimcorealty.com.

Safe Harbor Statement

The statements in this release state the company's and management's hopes, intentions, beliefs, expectations or projections of the future and are forward-looking statements. It is important to note that the company's actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include, but are not limited to, (i) general economic conditions, (ii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iii) local real estate conditions, (iv) increases in interest rates, (v) increases in operating costs and real estate taxes. Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the company's SEC filings, including but not limited to the company's report on Form 10-K for the year ended December 31, 2006. Copies of each filing may be obtained from the company or the Securities and Exchange Commission.

The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2006, as may be updated or supplemented in the company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the company's results.

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CONTACT:   Barbara M. Pooley, vice president, investor relations, 1-866-831-4297

Item 9.01.	Financial Statements and Exhibits.

Kimco Realty Corporation is filing certain exhibits under Item 9.01 hereof, which relate to the offering of the Depositary Shares.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement, dated October 2, 2007, by and among Kimco Realty Corporation and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, RBC Dain Rauscher Inc., Deutsche Bank Securities Inc., Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated.

1.2

Terms Agreement, dated October 2, 2007, by and among Kimco Realty Corporation and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, RBC Dain Rauscher Inc., Deutsche Bank Securities Inc., Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated.

5.1	Opinion of Venable LLP, as to the legality of the Depositary Shares and the 7.75% Cumulative Redeemable Preferred Stock, dated October 5, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Kimco Realty Corporation, has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 5, 2007

KIMCO REALTY CORPORATION

By:	/s/ Michael V. Pappagallo
Michael V. Pappagallo Executive Vice President and Chief Financial Officer